Schedule of income tax expense and tax rates to the net income (losses) before taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Income Taxes
(Loss) income for the year	$ (6,690)	$ 2,463
Tax rate	23.00%	23.00%
Expected Canadian income tax recovery (expense)	$ 1,539	$ (568)
Change in unrecognized temporary differences	(4,480)	3,422
Share issuance costs in equity	(683)
Difference between Canadian statutory rate and those applicable to U.S. and other foreign subsidiaries	(97)	(63)
Non-deductible expenses and non-taxable income	(95)	(50)
Adjustment for prior years income tax matters	4,751	(2,665)
Expiry of tax losses	(957)
Other		(76)
Income tax expense	$ (22)